SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)                January 28, 2004


                          THE PROCTER & GAMBLE COMPANY
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             (Exact name of registrant as specified in its charter)


    Ohio                          1-434                       31-0411980
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(State or other            (Commission File Number)           (IRS Employer
jurisdiction of                                               Identification
incorporation)                                                Number)


One Procter & Gamble Plaza, Cincinnati, Ohio                  45202
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(Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code   (513) 983-1100
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ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On January 28, 2004, The Procter & Gamble Company (the "Company") issued a news release with respect to earnings for the quarter ended December 31, 2003. The Company is furnishing this 8-K pursuant to Item 12, "Results of Operations and Financial Condition."


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       THE PROCTER & GAMBLE COMPANY


                                       /s/JUAN PEDRO HERNANDEZ
                                       ------------------------------------
                                       JUAN PEDRO HERNANDEZ
                                       Vice President and Treasurer
                                       January 28, 2004




                                     Exhibit

99.  News Release by The Procter & Gamble Company dated January 28, 2004.